EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1-Index Trust 500

Items 74A-74T,75B

74A-$657
74C-$29,953
74F-$103,856,009
74I-$656,605
74J-$69,351
74L-$233,066
74N-$104,845,641
74O-$10,403
74P-$138,324
74R4-$600,523
74T-$104,096,391
75B-$104,310,664

Series 2-Extended Market Index

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $0
2. Dividends for a second class of open-end company shares                                                          $0
3. Dividends for a third class of open-end company shares                                                           $0
4. Dividends for a fourth class of open-end company shares                                                          $0

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.000
        2. Dividends from a second class of open-end company shares                                                 $.000
        3. Dividends from a third class of open-end company shares                                                  $.000
        4. Dividends for a fourth class of open-end company shares                                                  $.000

Item 74

U)      1. Number of shares outstanding                                                                              172,239
        2. Number of shares outstanding for a second class of shares of open-end company shares                      45,393
        3. Number of shares outstanding for a third class of shares of open-end company shares                       68,696
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      3,728

V)      1. Net asset value per share (to the nearest cent)                                                           31.98
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 32.01
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  32.03
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                 84.45

Series 3 - Total Stock Market Index

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $214,798
2. Dividends for a second class of open-end company shares                                                          $84,881
3. Dividends for a third class of open-end company shares                                                           $76,774
4. Dividends for a fourth class of open-end company shares                                                          $32,051

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.19
        2. Dividends from a second class of open-end company shares                                                 $.203
        3. Dividends from a third class of open-end company shares                                                  $.207
        4. Dividends for a fourth class of open-end company shares                                                  $.841

Item 74

U)      1. Number of shares outstanding    									   1,126,315
        2. Number of shares outstanding for a second class of shares of open-end company shares                      447,817
        3. Number of shares outstanding for a third class of shares of open-end company shares                       383,246
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      38,983

V)      1. Net asset value per share (to the nearest cent)                                                  		28.50
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     		28.50
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     		28.50
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     		117.09

Series 4 - Value Index

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $38,990
2. Dividends for a second class of open-end company shares                                                          $13,467
3. Dividends for a third class of open-end company shares                                                           $10,360
4. Dividends for a fourth class of open-end company shares                                                          $5,520

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.23
        2. Dividends from a second class of open-end company shares                                                 $.241
        3. Dividends from a third class of open-end company shares                                                  $.244
        4. Dividends for a fourth class of open-end company shares                                                  $.617

Item 74

U)      1. Number of shares outstanding   									    168,288
        2. Number of shares outstanding for a second class of shares of open-end company shares                      58,368
        3. Number of shares outstanding for a third class of shares of open-end company shares                       46,131
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      9,430

V)      1. Net asset value per share (to the nearest cent)                                                  		21.39
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     		21.39
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     		21.40
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     		54.86

Series 5 - Growth Index

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $25,205
2. Dividends for a second class of open-end company shares                                                          $4,999
3. Dividends for a third class of open-end company shares                                                           $4,973
4. Dividends for a fourth class of open-end company shares                                                          $540

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.09
        2. Dividends from a second class of open-end company shares                                                 $.104
        3. Dividends from a third class of open-end company shares                                                  $.107
        4. Dividends for a fourth class of open-end company shares                                                  $.201

Item 74

U)      1. Number of shares outstanding   									    275,292
        2. Number of shares outstanding for a second class of shares of open-end company shares                      49,852
        3. Number of shares outstanding for a third class of shares of open-end company shares                       48,520
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      3,233

V)      1. Net asset value per share (to the nearest cent)                                                  		25.92
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     		25.93
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     		25.93
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     		50.39

Series 6-Small Cap Index

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $468
2. Dividends for a second class of open-end company shares                                                          $161
3. Dividends for a third class of open-end company shares                                                           $247
4. Dividends for a fourth class of open-end company shares                                                          $21
Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.002
        2. Dividends from a second class of open-end company shares                                                 $.003
        3. Dividends from a third class of open-end company shares                                                  $.004
        4. Dividends for a fourth class of open-end company shares                                                  $.005

Item 74

U)      1. Number of shares outstanding                                                                            225,551
        2. Number of shares outstanding for a second class of shares of open-end company shares                     57,175
        3. Number of shares outstanding for a third class of shares of open-end company shares                      62,144
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      3,223

V)      1. Net asset value per share (to the nearest cent)                                                           27.06
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 27.07
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  27.09
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                 56.57


Series 7-Mid Cap Index

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $0
2. Dividends for a second class of open-end company shares                                                          $0
3. Dividends for a third class of open-end company shares                                                           $0
4. Dividends for a fourth class of open-end company shares                                                          $0

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.000
        2. Dividends from a second class of open-end company shares                                                 $.000
        3. Dividends from a third class of open-end company shares                                                  $.000
        4. Dividends for a fourth class of open-end company shares                                                  $.000

Item 74

U)      1. Number of shares outstanding                                                                              364,056
        2. Number of shares outstanding for a second class of shares of open-end company shares                      21,506
        3. Number of shares outstanding for a third class of shares of open-end company shares                       130,671
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      10,918

V)      1. Net asset value per share (to the nearest cent)                                                           16.26
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 73.77
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  16.31
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                 59.62

Series 8-Small Cap Value Index

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $455
2. Dividends for a second class of open-end company shares                                                          $22
3. Dividends for a third class of open-end company shares                                                           $9

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.002
        2. Dividends from a second class of open-end company shares                                                 $.002
        3. Dividends from a third class of open-end company shares                                                  $.008

Item 74

U)      1. Number of shares outstanding                                                                              227,364
        2. Number of shares outstanding for a second class of shares of open-end company shares                      13,041
        3. Number of shares outstanding for a third class of shares of open-end company shares                       1,520

V)      1. Net asset value per share (to the nearest cent)                                                           14.21
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 14.25
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  59.34

Series 9 -Small Cap Growth Index

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $0
2. Dividends for a second class of open-end company shares                                                          $0
3. Dividends for a third class of open-end company shares                                                           $0

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.00
        2. Dividends from a second class of open-end company shares                                                 $.00
        3. Dividends from a third class of open-end company shares                                                  $.00

Item 74

U)      1. Number of shares outstanding                                                                              97,107
        2. Number of shares outstanding for a second class of shares of open-end company shares                      2,829
        3. Number of shares outstanding for a third class of shares of open-end company shares                       1,718

V)      1. Net asset value per share (to the nearest cent)                                                           15.16
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 15.20
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  53.98

Series 10 - Large-Cap Index

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $451
2. Dividends for a second class of open-end company shares                                                          $302
3. Dividends for a third class of open-end company shares                                                           $0
4. Dividends for a fourth class of open-end company shares                                                          $733
Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.14
        2. Dividends from a second class of open-end company shares                                                 $.185
        3. Dividends from a third class of open-end company shares                                                  $.0
        4. Dividends from a fourth class of open-end company shares                                                 $.375
Item 74

U)      1. Number of shares outstanding                                                                             3,544
        2. Number of shares outstanding for a second class of shares of open-end company shares                     1,937
        3. Number of shares outstanding for a third class of shares of open-end company shares                        297
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     2,303

V)      1. Net asset value per share (to the nearest cent)                                                           21.25
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 26.57
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	     109.32
     	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                 52.59


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